AUXILIO, INC.

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Auxilio, Inc. (the Company) on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James P. Stapleton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ James P. Stapleton
---------------------------------------
James P. Stapleton
Principal Financial Officer
November 16, 2004

     A signed original of this written statement required by Section
906 has been provided to Auxilio, Inc. and will be retained by Auxilio, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.